Exhibit 32.1


      Certification of Peter Bowthorpe Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Peter Bowthorpe, Chief Executive Officer and Chief Financial Officer of Online Processing, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1) The Quarterly Report on Form 10-QSB of the Company for the period ended September 30, 2003 (the ( "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  Date:  December 12 2003                    By: /s/ Peter Bowthorpe
                                                 -------------------
                                                     Peter Bowthorpe
                                                     Chief Executive Officer and
                                                     Chief Financial Officer